HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5244 - PremierSolutions Standard (Series II)

Supplement dated May 1, 2015 to your Prospectus

FUND NAME CHANGE

ROYCE VALUE PLUS FUND - SERVICE CLASS

Effective April 28, 2015, the following name change was made to your Prospectus:

Current Name	New Name
Royce Value Plus Fund - Service Class	Royce Smaller-Companies Growth Fund - Service Class

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.